Exhibit 10.9 Contract with Great America Leasing Corporation

Ex 10.9 Contract with Great America Leasing Corporation

GALC100 1293
[GRAPHIC OMITTED][GRAPHIC OMITTED]

                                 Lease Agreement

 LEASING CORPORATION
                    LESSOR:                         Lease
                    No.:     76895
                    GreatAmerica Leasing Corporation
                    2750 First Avenue, NE o Cedar Rapids, Iowa 52402

[GRAPHIC OMITTED][GRAPHIC OMITTED]

                               LESSOR:   GreatAmerica Leasing Corporation
                                         P.O. Box 609
                                         Cedar Rapids, Iowa 32406-0609


                                    GUARANTY

In consideration of the making of the Lease Agreement No. 76895 ("Lease") by Lessor with Altamonte Printing, Inc. ("Lessee"), at the request of the undersigned and in reliance on this guaranty, the undersigned (if more than one, then jointly and severally) as a direct and primary obligation, guarantees to Lessor and any assignee of Lessor (hereinafter "Holder") the prompt payment of all rent to be paid by the Lessee and the performance by the Lessee of all the terms, conditions, covenants and agreements of the Lease, irrespective of any invalidity or enforceability thereof or the security therefore. For the purpose of this Guaranty (hereinafter " Guaranty") and indemnity, all sums owing to Lessor shall be deemed to have become immediately due and payable if (a) Lessee defaults in any of its obligations; (b) Lessee files a petition under any Chapter of the Bankruptcy Act; or (c) an attachment be levied or tax lien be filed against any of Lessee's property. The undersigned promises to pay all of Lessor's expenses, including attorneys' fees incurred by or in enforcing this Guaranty, The undersigned waives notice of acceptance, presentment, demand, protest, notice of protest or of any defaults and consents the Lessor may, without affecting the obligation hereunder, grant the Lessee any extension or indulgency under the Lease, and may proceed directly against the undersigned without first proceeding against Lessee or liquidating or otherwise disposing of any security afforded Holder under the Lease. Accounts settled or stated between Holder and Lessee shall bind the undersigned.

This Guaranty shall be governed by and construed in accordance with the laws of the State of Iowa. Guarantors hereby consent and submit to the jurisdiction of the respective courts of the County of Linn and the State of Iowa for purposes of enforcement of this Guaranty.

This Guaranty shall bind the respective heirs, administrators, representatives, successors and assigns of the undersigned.

Dated:    11/25___, 1998                    Guarantor: Stratcomm Media,Ltd.


                                            By: Paul Serluco /s/_____________

                                            Printed Name:  Paul Serluco______

                                            Title:     CFO__________________
4.       Title,  GreatAmerica is the owner of and has title to the Equipment.

5. NET LEASE. YOU AGREE THAT YOU ARE UNCONDITIONALLY OBLIGATED TO PAY ALL RENTAND OTHER AMOUNTS DUE FORTHE ENTIRE LEASE TERM NO MATTER WHAT HAPPENS EVEN IF THE EQUIPMENT IS DAMAGED OR DESTROYED, IF IT IS DEFECTIVE OR IF YOU NO LONGER CAN USE IT. YOU ARE NOT ENTITLED TO REDUCE OR SET-OFF AGAINST RENT OR OTHER AMOUNTS DUE TO GREATAMERICA OR TO ANYONE TO WHOM GREATAMERICA TRANSFERS THIS LEASE, WHETHER YOUR CLAIM ARISES OUT OF THIS LEASE ANY
     STATEMENT BY THE EQUIPMENT VENDOR, OR ANY MANUFACTURER'S OR VENDOR'S LIABILITY, STRICT LIABILITY OR NEGLIGENCE OR OTHERWISE. THIS LEASE IS A "FINANCE LEASE' AS DEFINED IN ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE.

6. DISCLAIMER OF WARRANTIES. THE EQUIPMENT IS BEING LEASED TO YOU IN AS-IS CONDITION. NO SALESMAN OR AGENT OF VENDOR IS AUTHORIZED TO CHANGE ANY TERM OF THIS LEASE OR TO MAKE ANY WARRANTIES OR REPRESENTATIONS, ORAL OR OTHERWISE. YOU AGREE THAT GREATAMERICA DOES NOT MANUFACTURE THE EOUIPMENT THAT REATAMERICA DOES NOT REPRESENT THE MANUFACTURER OR THE VENDOR, AND THAT YOU HAVE SELECTED THE EQUIPMENT BASED UPON YOUR OWN JUDGMENT. YOU HAVE NOT RELIED ON ANY STATEMENTS GREATAMERICA OR GREATAMERICA'S EMPLOYEES HAVE MADE. GREATAMERICA HAS NOT MADE AND DOES NOT MAKE ANY REPRESENTATION OR WARRANTY OF ANY KIND, DIRECT OR INDIRECT, EXPRESS OR IMPLIED, AS TO THE SUITABILITY, DURABILITY, DESIGN, OPERATION OR CONDITION OF THE EQUIPMENT ITS MERCHANTABILITY, FITNESS FOR USE FOR PARTICULAR PURPOSES OR OTHERWISE. GREATAMERICA WILL NOT BE LIABLE TO YOU AND YOU WILL NOT MAKE ANY CLAIM AGAINST GREATAMERICA FOR ANY LOSS, DAMAGE, OR EXPENSE OF ANY KINO CAUSED DIRECTLY OR INDIRECTLY BY THE EQUIPMENT.

7. TERM, RENT AND SECURITY DEPOSIT. Payments are due monthly, beginning the date Equipment is delivered to You, or any later date designated by GreatAmenca and continuing on the same day of each following month until fully paid. You authorize GreatAmenca to change the Rent by not more than 15% in the event of price changes, changed orders etc. GreatAmenca may charge You a reasonable fee to cover documentation and investigation costs, Security deposit is refundable to You when the Lease Agreement expires, provided all Lease terms and conditions have been properly fulfilled by You. Security deposits and rents may be comingled and do not earn interest.

8. USE AND MAINTENANCE. You agree that the Equipment will be used for business purpose only. You will keep the Equipment in good repair, condition and working order, ordinary wear and tear only excepted, and will furnish all parts and servicing required. You may modify the Equipment only with the prior written consent of GreatAmenca.

9. LOCATION, INSPECTION AND RETURN OF EUUIPMENT. You will not move the Equipment from its location noted in this Lease Without the prior written consent of GreatAmenca. GreatAmenca will have the right to enter the premises where the Equipment is located, in order to confirm the existence, condition and proper maintenance of the Equipment. At the expiration of the Lease term or other termination, You will immediately return Equipment at Your expense in as good condition as the Equipment was delivered to You, except for ordinary wear and tear, to such place within the continental U.S. as is designated by GreatAmenca. Should You fail to return the Equipment at the end of the Lease term, renewal of the Lease will be automatic, despite written notification from You to the contrary.

10. LOSS OR DAMAGE. You assume and bear the risk of loss or damage to the Equipment. If the Equipment is lost or damaged, You agree to replace or repair the Equipment and to continue to payment.

11. INSURANCE, You will keep the Equipment fully insured against loss, for not less than the replacement cost of the Equipment, and will obtain a general public liability insurance policy, covenng the Equipment and its use. You will name GreatAmenca as an additional named Insured and any loss payee on any such policy and will provide GreatAmenca with certificates or other evidence of insurance acceptable to GreatAmerica, before this lease term begins. In the event You fail to procure the insurance required, GreatAmerica may obtain such insurance and pay the amounts due thereon. You will reimburse GreatAmerica, upon demand, for the amount of such payment or cost of such performance, plus interest. Any insurance proceeds received with respect to the Equipment will be applied, at the option of
     GreatAmerica, (i) to repair, restore or replace the Equipment, or (ii) to pay to GreatAmerica the remaining balance of the Lease plus GreatAmerica's estimated residual value, both discounted at 6% per year, whereupon this Lease will terminate.

12. INDEMNITY. Great.America is not responsible for any losses or injuries caused by the installation or use of the Equipment, and You agree to indemnify GreatAmenca with respect to all claims for losses imposed on, incurred by or asserted against GreatAmenca including attorneys' fees and costs of defense, plus interest, where such claims in any way relate to the Equipment. Furthermore, You agree, if requested by GreatAmerica, to defend GreatAmenca against any claims for losses or injuries caused by the Equipment.

13. TAXES. You agree to pay all taxes, fees and govemmental charges related to this Lease or, at GreatAmerica's option, a monthly Personal Property Tax Fee set by GreatAmenca. If GreatAmenca pays any of the above for You, You agree to reimburse GreatAmerica on demand, plus interest.

14. DELINQUENT AMOUNTS AND ADVANCES. If any rent or additional amounts or other sums required to be paid by You under this Lease are not paid when due, such overdue amount will accrue interest, from the due date until paid, at the lower of one and one-half percent (1.5%) per month or the highest rate allowed by applicable law. In addition, You will pay GreatAmerica a late charge" equal to the greater often (10) cents for each dollar overdue or twenty-one dollars ($21.00), in order to defray part of the cost of collection. This late charge will be due and payable with the next monthly rental payment due. In the event that GreatAmerica has to make advance payments of any kind to preserve the leased property, or to discharge any tax, the amount advanced by GreatAmenca will be repayable by You to GreatAmerica, together with interest until paid.

15. DEFAULT AND ADVANCES, Any of the following events or conditions will constitute default hereunder: (a) You fail to pay any sum due GreatAmenca within ten (10) days after the due date thereof; (b) You fail to observe or perform any other term, covenant or condition of this Lease and such failure continues for ten (10) days following receipt of written notice from GreatAmerica; (c) the filing by or against You of a petition under the Bankruptcy Code or under any other insolvency law providing for the relief of debtors: (d) the voluntary or involuntary making of an assignment of a substantial portion of its assets by You for the benefit of creditors, appointment of a receiver or trustee for You or for Your assets, commencement of any formal or informal proceeding for dissolution, liquidation, settlement of claims against or winding up of your affairs, or You cease doing business as a going concern: (e) any representation or warranty made by You herein or in any document delivered by You in connection here will prove to have been misleading in any material respect when made: or (f) You are in default under any other contract with GreatAmerica. Upon the occurrence of an event of default, GreatAmerica may, at its option, require You (i) to pay as liquidated damages and not as a penalty the present value, discounted at a rate of 6% per annum, of the remaining balance of the Lease plus GreatAmenca's estimated residual value, and (ii) regardless of whether such amounts are paid, to return the Equipment. GreatAmenca may use any other remedies available to it under applicable law, such as holding You liable for the difference between the remaining unpaid rentals and the fair rental value of the Equipment. These remedies will be applied, to the extent allowed bylaw, cumulatively. In addition, You agree to pay GreatAmenca all costs and expenses, including attorney's fees, incurred by GreatAmerica, In exercising or attempting to exercise any of its rights or remedies, plus Interest at the highest lawful rate on all amounts owing until paid. If this Lease is deemed to create a security interest, remedies will include those available under Article 9 of the UCC.

16. ASSIGNMENT AND PURCHASE ORDERS. YOU WILL NOT SUBLET, LEND, ASSIGN OR PLEDGE THIS LEASE, THE EQUIPMENT, OR ANY INTEREST IN EITHER, OR PERMIT ANY LIEN OR SECURITY INTEREST THEREON. You agree that all rights of GreatAmenca in the Equipment and under this Lease may be assigned, pledged or otherwise disposed of, without notice to You, but always subject to Your rights under this Lease, Notwithstanding terms and conditions contained in any purchase order relating to the Equipment, the terms and conditions of this Lease will prevail.

17. SEVERABILITY OF PROVISIONS. Any provision of this Lease which for any reason may be held unenforceable in any jurisdiction will, as to that jurisdiction, be ineffective to the extent of that unenforceability without invalidating the remaining provisions of this Lease. Unenforceability in any jurisdiction will not render unenforceable that provision in any other jurisdiction.

18. OPTION TO PURCHASE AND RENEW. Provided You are not in default, GreatAmerica grants to You the option to purchase all (not part) of the Equipment at the expiration of the term of this Lease at the Purchase Option amount stated on the front, AS IS WHERE IS, WITH NO EXPRESS OR IMPLIED WARRANTY. Renewal of this Lease will be automatic, on a monthly basis, unless You deliver to GreatAmerica written notice at least sixty (60) days prior to the expiration of the term or the renewal term.

19.  LESSEE WAIVERS.  You waive notices of Great.America's  intent to accelerate the Rent, the acceleration of the Rent and Of the enforcement of GreatAmerica's rights. GREATAMERICA AND YOU EACH AGREE TO WAIVE AND TO TAKE ALL REQUIRED STEPS TO WAIVE ALL RIGHTS TO A JURY TRIAL. .To the extent You are permitted by law, You waive all rights and remedies You have by Article 2A (Sections 508.522) of the Uniform Commercial Code, including but not limited to your rights to: (I) cancel or repudiate the Lease: (ii) reject or revoke acceptance of the Equipment: (iii) recover damages from GreatAmerica for any breach of warranty or for any other reason; and (iv) grant a security interest in any Equipment in your possession. To the extent You are permitted to by law, You also waive any rights You now or later may have under any statute or otherwise which require GreatAmenca to sell, lease, or otherwise use any Equipment to reduce GreatAmerica's damages or which may otherwise limit or modify any of GreatAmenca's rights or remedies, Any action you take against GreatAmenca for any default, including breach of warranty or indemnity, must be started within one (1) year after the event which caused it. GreatAmerica will not be liable for specific performance of this Lease or for any losses, damages, delay or failure to deliver the Equipment. You authorize GreatAmerica to sign on your behalf and file at any time any documents in connection with the UCC.

PROGRESSIVE OFFICE SYSTEMS
DATE        INVOICE #
P.O. Box 522303
LONGWOOD, FL 32752                                       12/1/98           3331
407.327.6006      FAX 407.327.6005


BILL TO:                                      SHIP TO:


GreatAmerica Leasing Corp.                    Altamonte Printing
2750 First Avenue, N.E., Suite                2649 Pemberton Drive
300                                           Apopka, FL 32703
Cedar Rapids, Iowa



P.O. NUMBER   TERMS       REP         SHIP              VIA              F.O.B.

K.S.       pon Receipt    EP         12/1/98          UPS GRD

QUANTITY     ITEM CODE             DESCRIPTION                PRICE EACH
      AMOUNT

  1            20K              BRYCE 20K PRINTER S/N         16,950.00
     16,950.00

                                    08980087

  1           c72n              C72N CONVEYOR                      0.00
          0.00

  1           az6               AccuZIP 6 Software               995.00
        995.00

  1           nip               PSM 1412-IC4 Semi Automatic    2,495.00
      2,495.00

                                Strapper   S/N 70830302
  1       Freight               Freight                          180.00
              180.00

Thank you!  We Appreciate Your Patronage.                       TOTAL
           $20,620.00

                                                PAST DUE INVOICES
                                                Will accrue a FINANCE
                                                CHARGE OF 11/2%  MONTHLY
Exhibit 10.10  Lease Agreement with National Leasing

FORM 104 REV 3/97
[GRAPHIC OMITTED][GRAPHIC OMITTED]
140 Route 17 North, Paramus. New Jersey 07652
(201) 845-0845o (800) NIA-3460o (201) 845-3046 (Fax)



April 29, 1998


Paul Serluco
Stratcomm Media USA Inc
1947 Lee Rd
Winter Park FL 32789

Dear Paul Serluco:

                   As per your request, enclosed please find the following lease documents for the acquisition of your equipment:

           x           Lease Agreement            Insurance Authorization
           x           Delivery & Acceptance               UCC (s)
           x             Schedule A                     x  Corporate Resolution
                       Personal Guaranty          Exempt Certificate
           X            Purchase Agreement                 Highlights
                          Contemporaneous Letter

                   Please sign the enclosed documentation where indicated by red "X", leaving all documentation undated, and without any changes. If you need assistance, please call the salesperson.

                   X Lease Set - to be signed by Paul Serluco X Advance  Payment
                   - please provide a business check,

                      drawn  from  the   account   verified   on  the  credit
                      application, in the amount specified below. Make the check Payable to: NIA National Leasing Inc. in the amount - $663.44 which includes 1 advance payment(s) @ $497.40 + 41.04 (sales tax) and a $125.00 documentation fee/filing fee.
                   X Please provide a copy of Signatory's Drivers License for signature verification.

                   X Please provide your Federal ID Number for UCC Filing. X Please provide us with a copy of your check payable to

                      Deskco in the amount of $3,000.00.

                   Prior to the start of any payments, we will perform a "verbal audit" to verify that all the equipment has been received, installed and operational. If the individual executing Lease is not going to be available to do the verbal verification upon delivery of equipment, please insert Acceptors name in space provided on Delivery & Acceptance form.

                   Please forward all documents to my attention via the enclosed prepaid overnight envelope to avoid any delays and ensure a timely delivery of your equipment.

                   Very truly yours,

                   NJA National Leasing, Inc.

               /s/
                    Leasing Coordinator

FflRM 11)4 RFV 3/97


-------------------------------------------------------------------------------
LESSOR                                                       LEASE NUMBER
-------------------------------------------------------------------------------

NIA National Leasing Inc.
140 Route 17 N
Paramus NJ 07652
-------------------------------------------------------------------------------
                           FULL LEGAL NAME AND ADDRESS OF LESSEE     SUPPLIER OF
EQUIPMENT (COMPLETE ADDRESS)
------------------------------------------------------------------------------
Stratcomm Media USA Inc         Deskco Office Furniture
1947 Lee Rd                     910 Route 110
Winter Park, FL 32789           Farmingdale, NY 11735
                           JOINTLY AND SEVERALLY RESPONSIBLE
-------------------------------------------------------------------------------
QUANTITY     DESCRIPTION, MODEL #, CATALOG #, SERIAL # OR OTHER IDENTIFICATION
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

E
Q    L
U    E                  SEE EXHIBIT A ATTACHED HERETO AND MADE A PART HEREOF
I    A
P    S
M    E
E    D
N
T

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  EQUIPMENT

LOCATION IF STREET ADDRESS___1377 Long Island Motor Pkwy____________________ DIFFERENT CITY Islandia___ COUNTY ___ STATE NY___ ZIP 11788______
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

             AMOUNT OF EACH PAYMENT     MONTHLY        TERM OF LEASE    NO, OF     SECURITY
   TERMS     (PLUS SALES TAX, IF         OTHER/SPECIFY  (NO. OF MONTHS) PAYMENTS     DEPOSIT
              APPLICABLE)                1 Advance

              1-$3,497.40 2-24-$1,670.00                    24               24       0.00

-------------------------------------------------------------------------------



FORM 104 REV 3/97
-----------------------------------------------------------------------------
                          TERMS AND CONDITIONS OF LEASE

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-----------------------------------------------------------------------------
1. LEASE. Lessee hereby leases from Lessor, and Lessor leases to Lessee, the personal property described above, together with any replacement pans, additions, repairs or accessories now or hereafter incorporated in or affixed to it (hereinafter referred to as the "Equipment").
-------------------------------------------------------------------------------
------------------------------------------------------------------------------

---------------------------------------------------------------------------
--------------------------------------------------------------------------
2. ACCEPTANCE OF EQUIPMENT. Lessee agrees to inspect the Equipment and to execute an Acknowledgement and Acceptance of Equipment by Lessee provided by Lessor, after the Equipment has been delivered and after Lessee is satisfied that the Equipment is satisfactory in every respect. Lessee hereby authorizes Lessor to insert in this Lease serial number or other identifying data with respect to the Equipment.

------------------------------------------------------------------------------
----------------------------------------------------------------------------
3. DISCLAIMER OF WARRANTIES AND CLAIMS; LIMITATION OF REMEDIES. THERE ARE NO WARRANTIES BY OR ON BEHALF OF LESSOR. Lessee acknowledges and agrees by his signature below as follows: (a) LESSOR MAKES NO WARRANTIES EITHER EXPRESS OR IMPLIED AS TO THE CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY, ITS FITNESS OR

         SUITABILITY FOR ANY PARTICULAR PURPOSE, ITS DESIGN, ITS CAPACITY, ITS QUALITY, OR WITH RESPECT TO ANY CHARACTERISTICS OF THE EQUIPMENT;
(b) Lessee has fully inspected the Equipment which it has requested Lessor to acquire and lease to Lessee, and the Equipment is in good condition and to Lessee's complete satisfaction.

(c)      Lessee leases the Equipment "as is" and with all faults:
(d) Lessee specifically acknowledges that the Equipment is leased to Lessee solely for commercial or business purposes and not for personal, family, household, or agricultural uses.
(e) If the Equipment is not properly installed, does not operate as represented or warranted by the supplier or manufacturer, or is unsatisfactory for any reason, regardless of cause or consequence, Lessee's only remedy, if any, shall be against the supplier or manufacturer of the Equipment and not against Lessor:

(f) Provided Lessee is not in default under this Lease, Lessor assigns to Lessee any warranties made by the supplier or the manufacturer of the
         Equipment:

(g) LESSEE SHALL HAVE NO REMEDY FOR CONSEQUENTIAL OR INCIDENTAL DAMAGES AGAINST LESSOR: and
(h) NO DEFECT, DAMAGE, OR UNFITNESS OF THE EQUIPMENT FOR ANY PURPOSE SHALL RELIEVE LESSEE OF THE OBLIGATION TO PAY RENT OR RELIEVE LESSEE OF ANY OTHER OBLIGATION UNDER THIS LEASE.

The parties have specifically negotiated and agreed to the foregoing paragraph
------------------------------------------------------------------------------
-------------------------------------------------------------------------------
4. STATUTORY FINANCE LEASE. Lessee agrees and acknowledges that it is the intent of both parties to this Lease that it qualify as a statutory finance lease under
Article 2A of the Uniform Commercial Code. Lessee acknowledges and agrees that Lessee has selected both: (1) the Equipment; and (2) the supplier from whom Lessor is to purchase the Equipment. Lessee acknowledges that Lessor has not participated in any way in Lessee's selection of the Equipment or of the supplier, and Lessor has not selected, manufactured, or supplied the Equipment.

   LESSEE IS ADVISED THAT IT MAY HAVE RIGHTS UNDER THE CONTRACT EVIDENCING THE LESSOR'S PURCHASE OF THE EQUIPMENT FROM THE SUPPLIER CHOSEN BY LESSEE AND THAT LESSEE SHOULD CONTACT THE SUPPLIER OF THE EQUIPMENT FOR A DESCRIPTION OF ANY SUCH RIGHTS. 5. ASSIGNMENT BY LESSEE PROHIBITED. WITHOUT LESSOR'S PRIOR WRITTEN CONSENT, LESSEE SHALL NOT ASSIGN THIS LEASE OR SUBLEASE THE EQUIPMENT OR ANY INTEREST THEREIN. OR PLEDGE OR TRANSFER THIS LEASE, OR OTHERWISE DISPOSE OF THE EQUIPMENT COVERED HEP.EBY. 6. COMMENCEMENT; RENTAL PAYMENTS; INTERIM RENTALS. This Lease shall commence upon the written acceptance hereof by Lessor and shall end upon full performance and observance by Lessee of each and every term, condition and covenant set forth in this Lease, any Schedules hereto and any extensions hereof. Rental payments shall be in the amounts and frequency as set forth on the face of this Lease or any Schedules hereto. In addition to regular rentals, Lessee shall pay to Lessor interim rent for the use of the Equipment prior to the due data of the first payment. Interim rent shall be in an amount equal to 1/30th of the monthly rental, multiplied by the number of days elapsing between the date on which the Equipment is accepted by Lessee and the commencement date of this Lease, together with the number of days elapsing between commencement of the Lease and the due date of the first payment. The payment of interim rent shall be due and payable upon Lessee's receipt of invoice from Lessor. The rental period under the Lease shall terminate following the last day of the terms stated on the face hereof or in any Schedule hereto unless Such Lease or Schedule has been extended or otherwise modified. Lessor shall have no obligation under this Lease if the Equipment, for whatever reason, is not delivered to Lessee within ninety (90) days after Lessee signs this Lease. Lessor shall have no obligation to Lessee under this Lease. Lessee will execute and deliver to Lessor an Acknowledgement and Acceptance of Equipment by Lessee acknowledging its acceptance of the Equipment within thirty (30) days after it is delivered to Lessee with respect to the Lease or any Schedule hereto. THIS LEASE IS NOT CANCELABLE OR TERMINABLE BY LESSEE. SEE REVERSE SIDE FOR ADDITIQNAL TERMS AND CONDITIONS WHICH ARE A PART OF THIS LEASE. LESSEE UNDERSTANDS AND ACKNOWLEDGES THAT NO BROKER OR SUPPLIER, NOR ANY SALESMAN, BROKER. OR AGENT OF ANY BROKER OR SUPPLIER, IS AN AGENT OF LESSOR. NO BROKER OR SUPPLIER NOR ANY SALESMAN. BROKER. OR AGENT OF ANY BROKER OR SUPPLIER. IS AUTHORIZED TO WAIVE OR ALTER ANY TERM OR CONDITION OF THIS LEASE, AND NO REPRESENTATION AS TO THE EQUIPMENT OR ANY OTHER MATTER BY THE BROKER OR SUPPLIER. NOR ANY SALESMAN, BROKER, OR AGENT OF ANY BROKER OR SUPPLIER. SHALL IN ANY WAY AFFECT LESSEE'S DUTY TO PAY THE RENTALS AND TO PERFORM LESSEE'S OBLIGATIONS SET FORTH IN THIS LEASE.

7. CHOICE OF LAW. This Lease shall not be effective until signed by Lessor at its principal office listed above. This Lease shall be considered to have been made in the slate of Lessor's principal place of business listed above and shall be interpreted in accordance with the laws and regulations of the stale of Lessors principal place of business.

  Lessee agrees to jurisdiction in the state of Lessor's principal place of business listed above in any action, suit or proceeding regarding this Lease, and concedes that it, and each of them, transacted business in the state of Lessor's principal place of business listed above by entering into this Lease. In the event of any legal action with regard to this lease or the equipment covered hereby. Lessee agrees that venue may be laid In the County of Lessor's principal place of business.

LESSEE:                                        LESSOR:
Stratcomm Media USA Inc                        NIA National Leasing Inc.

X   Paul Serluco /s/____________ DATE          _____________  DATE
----------
     Paul Serluco, CFO          DATE
4/29/98                                        Steven C Schachtel, President
----------------------------------------------------------------------

           8. SECURITY DEPOSIT. As security for the prompt and lull payment of the amounts due under this Lease, and Lessees complete performance of all of its obligations under this Lease, and any extension or renewal hereof, Lessee has deposited with Lessor the security amount set forth in the section shown as Security Deposit. In the event any default shall be made In the performance of any of Lessees obligations under this Lease, Lessor shall have the right, but shall not be obligated, to apply the security deposit to the curing of such default. Within 15 days after Lessor mails notice to Lessee that Lessor has applied any portion of the security deposit to the curing of any default. Lessee shall restore said security deposit to the full amount set forth above. On the expiration or earlier termination or cancellation of this Lease, or any extension or renewal hereof, provided Lessee has paid all of the rent called for and fully performed all other provisions of this Lease, Lessor will return to the Lessee any then remaining balance of said security deposit, without interest. Said security deposit may be commingled with Lessors other funds.

    9. LIMITED PREARRANGED AMENDMENTS; SPECIFIC POWER OF ATTORNEY. In the event it is necessary to amend the terms of this Lease to reflect a change in one or more of the following conditions: (a) Lessor's actual cost of procuring the Equipment, or (b) Lessor's actual cost of providing the Equipment to Lessee, or (c) A change in rental payments as a result of (1) or (2), above, or (d) Description of the Equipment;
           Lessee agrees that any such amendment shall be described in a letter from Lessor to Lessee, and unless within 15 days after the date of such letter Lessee objects in writing to Lessor, this Lease shall be deemed amended and such amendments shall be incorporated in this Lease herein as if originally set forth.

   Lessee grants to Lessor a specific power of attorney for Lessor to use as follows: (1) Lessor may sign and file on Lessee's behalf any document Lessor deems necessary to perfect or protect Lessor's interest in the Equipment or pursuant to the Uniform Commercial Code; and (2) Lessor may sign, endorse or negotiate for Lessor's benefit any instrument representing proceeds from any policy of Insurance covering the Equipment. 10. LOCATION. The Equipment shall be kept at the location specified above or, if none is specified, at Lessee's address as set forth above and shall not be removed without Lessor's prior written consent. 11. USE. Lessee shall use the Equipment In a careful manner, make all necessary repairs at Lessee's expense, shall comply with all laws relating to its possession, use, or maintenance, and shall not make any alterations, additions, or improvements to the Equipment without Lessor's prior written consent. All additions, repairs or improvements made to the Equipment shall belong to Lessor. 12. OWNERSHIP; PERSONALTY. The Equipment is, and shall remain, the property of Lessor, and Lessee shall have no right, title, or interest in the Equipment except as expressly set forth in this Lease. Th. Equipment shall remain personal property even though installed in or attached to real property. 13. SURRENDER. By this Lease, Lessee acquires no ownership rights in the Equipment, and has no option to purchase same. Upon the expiration, or earlier termination or cancellation of this Lease, or in the event of a default under Paragraph 21, hereof, Lessee, at its expense, shall return the Equipment In good repair, ordinary wear and tear resulting from proper use thereof alone excepted, by delivering it. packed and ready for shipment, to such place or carrier as Lessor may specify. 14. RENEWAL. At the expiration of the Lease, Lessee shall return the Equipment in accordance with Paragraph 13, hereof. At Lessor's option, this Lease may be continued on a month-to-month basis until 30 days alter Lessee returns the Equipment to Lessor. In the event the Lease is so continued, Lessee shall pay to Lessor rentals in the same periodic amounts indicated under `Amount of Each Payment,' above.

15. LOSS AND DAMAGE.  Lessee
shall at all times after signing this Lease bear the entire risk of loss, theft, damage or destruction of the Equipment from any cause whatsoever, and no loss, theft, damage or destruction of the Equipment shall relieve Lessee of the obligation to pay rent or to comply with any other obligation under this Lease. In the event of damage to any part of the Equipment. Lessee shall immediately place the same in good repair at Lessee's expense. If Lessor determines that any part of the Equipment is lost, stolen, destroyed, or damaged beyond repair, Lessee shall, at Lessee's option. do one of the following:

    (a) Replace the same with like equipment in good repair, acceptable to Lessor or

    (b) Pay Lessor in cash the following: (i) all amounts due by Lessee to Lessor under this Lease up to the date of the loss; (ii) the accelerated balance of the total amounts due for the remaining term of this Lease attributable to said item, discounted to present value at a discount rate of 9% as of the date of loss; and; (iii) the Lessor's estimate as of the time this Lease was entered into of Lessor's residual interest in the Equipment discounted to present value at a discount rate of 9%, as of the date of toss. Upon Lessor's receipt of payment as set forth above, Lessee shall be entitled to title to the Equipment without any warranties. If insurance proceeds are used to fully comply with this subparagraph, the balance of any such proceeds shall go to Lessee to compensate for loss of use of the Equipment for the remaining term of the Lease. 16. INSURANCE; LIENS; TAXES. Lessee shall provide and maintain insurance against loss, theft, damage, or destruction of the Equipment In an amount not less than the full replacement value of the Equipment, with toss payable to Lessor. Lessee also shall provide and maintain comprehensive general all-risk liability insurance including but not limited to product liability coverage, insuring Lessor and Lessee, with a severability of interest endorsement, or its equivalent, against any and all loss or liability for all damages, either to persons or property or otherwise, which might result from or happen in connection with the condition, use, or operation of the Equipment, with such limits and with an insurer satisfactory to Lessor. Each policy shall expressly provide that said insurance as to Lessor and its assigns shall not be Invalidated by any act, omission, or neglect of Lessee and cannot be cancelled without 30 days' prior written notice to Lessor. As to each policy Lessee shall furnish to Lessor a certificate of Insurance from the insurer, which certificate shall evidence the Insurance coverage required by this paragraph. Lessor shall have no obligation to ascertain the existence of or provide any insurance coverage for the Equipment or for Lessee's benefit. If Lessee fails to provide such Insurance, Lessor will have the right, but no obligation, to have such Insurance protecting Lessor pieced at Lessee's expense. Such1 placement will result in an increase in Lessee's periodic payments, such increase being attributed to Lessor's costs of obtaining such Insurance and any customary charges or fees of Lessor's or its designee associated with such Insurance.

   Lessee shall keep the Equipment free and clear of all levies, liens, and encumbrances. Lessee shall pay all charges and taxes (local, state, and federal) which may now or hereafter be Imposed upon the ownership, leasing, rental, sale, purchase, possession, or use of the Equipment, excluding, however, all taxes on or measured by Lessor's net Income. If Lessee falls to pay said charges or taxes, Lessor shall have the right, but shall not be obligated, to pay such charges or taxes. In that event, Lessor shall notify Lessee of such payment and Lessee shall repay to Lessor the cost thereof within 15 days after such notice is mailed to Lessee. 17. INDEMNITY, Lessee shall indemnify Lessor against any claims, actions, damages, or liabilities, including alt attorney fees, arising out of or connected with Equipment, without limitation. Such indemnification shall survive the expiration, cancellation, or termination of this Lease. Lessee waives any immunity Lessee may have under any industrial insurance act, with regard to indemnification of Lessor. 18. ASSIGNMENT BY LESSOR. Any assignee of Lessor shall have all of the rights but none of the obligations of Lessor under this Lease. Lessee shall recognize and hereby consents to any assignment of this Lease by Lessor, and shall not assert against the assignee any defense, counterclaim. or setoff that Lessee may have against Lessor. Subject to the foregoing, this Lease inures to the benefit of and is binding upon the heirs, devisees, personal representatives, survivors, successors in interest, and assigns of the parties hereto. 19. SERVICE CHARGES; INTEREST. If Lessee shall fall to make any payment required by this Lease within 10 days of the due date thereof, Lessee shell pay to Lessor a service charge of 8% of the amount due; provided, however, that not more than one such service charge shall be made on any delinquent payment, regardless of the length of the delinquency. In addition to the foregoing service charge, Lessee shall pay to Lessor a $100 default tee with respect to any payment which becomes thirty (30) days past due. In addition, Lessee shall pay to Lessor any actual additional expenses incurred by Lessor in collection efforts, including but not limited to long-distance telephone charges and travel expenses. Lessee shall pay to Lessor interest on any delinquent payment or amount due under this Lease from the due date thereof until paid, at the lesser of the maximum rate of interest allowed by law or 18% per annum. 20. TIME OF ESSENCE. Time Is of the essence of this Lease, and this provision shall not be impliedly waived by the acceptance on occasion of late or detective performance. 21. DEFAULT. Lessee shall be in default If: (a) Lessee shall fail to make any payment due under the terms of this Lease for a period of 10 days from the due date thereof; or (b) Lessee shall fail to observe, keep, or perform any provision of this

         Lease, and such failure shall continue for a period of 10 days; or (c) Lessee has made any misleading or false statement in connection with application for or performance of this Lease; or (d) The Equipment or any part thereof shall be subject to any lien, levy, seizure, assignment, transfer, bulk transfer, encumbrance, application, attachment, execution, sublease, or sale without prior written consent of Lessor, or if Lessee shall abandon the Equipment or permit any other entity or person to use the Equipment without the prior written consent of Lessor; or

     (e) Lessee dies or ceases to exist; or
     (f) Lessee defaults on any other agreement it has with Lessor or (g) Any guarantor of this Lease defaults on any obligation to Lessor or any of the above listed events of default occur with respect to any guarantor or any such guarantor files or has filed against it a petition under the bankruptcy laws.

22. REMEDIES. If Lessee is in default, Lessor, with or without notice to Lessee, shall have the right to exercise any one or more of the following remedies, concurrenty or separately, and without any election of remedies being deemed to have been made:
    (a)Lessor may enter upon Lessee's premises and without any court order or other process of law may repossess and remove the Equipment, or render the Equipment unusable without removal, either with or without notice to Lessee. Lessee hereby waives any trespass or right of action by damages by reason of such entry, removal, or disabling. Any such repossession shall not constitute a termination of this Lease unless Lessor so notifies Lessee in writing;

    (b)Lessor may require Lessee, at its expense, to return the Equipment in good repair, ordinary wear and tear resulting from proper use thereof alone excepted, by delivering it, packed and ready for shipment, to such place or carrier as Lessor may specify,

    (c)Lessor may cancel or terminate this Lease and may retain any and all prior payments paid by Lessee; (d)Lessor may declare all sums due and to become due under this Lease immediately due arid payable, including as to any or all items of Equipment, without notice or demand to Lessee;
    (e)Lessor may re- lease the Equipment, without notice to Lessee, to any third party, upon such terms and conditions as Lessor alone, shall determine, or may sell the Equipment, without notice to Lessee, at private or public sale, at which sale Lessor may be the purchaser,

    (f)Lessor may. sue f or and recover from Lessee the sum of alt unpaid rents and other payments due Under this Lease then accrued, all accelerated future payments due under this Lease, discounted to their present value at a discount rate of 90/, as of the dale of default, plus Lessor's estimate at the time this Lease was entered into of Lessor's residual interest in the Equipment, reduced to present value at a discount rate of 9% as of the date of default. less the net proceeds of disposition, if any, of the Equipment;

    (g)To pursue any other remedy available at law, by statute or in equity. No right or remedy herein conferred upon or reserved to Lessor is exclusive of any other right or remedy herein. or by law or by equity provided or permitted, but each shall be cumulative of every Other right or remedy given herein or now or hereafter existing by law or equity or by statute or otherwise, and may be enforced concurrently therewith or from time to time. No single or partial exercise by Lessor of any right or remedy hereunder shall preclude any other or further exercise of any other right or remedy.

23. MULTIPLE LESSEES. Lessor may, with the consent of any one of the Lessees hereunder, modify, extend, or change any of the terms hereof without consent or knowledge of the others, without in any way releasing, waiving, or impairing any right granted to Lessor against the others. Lessees and each of them are jointly and severally responsible and liable to Lessor under this Lease. 24. EXPENSE OF ENFORCEMENT. In the event of any legal action with respect to this Lease, the prevailing party in any such action shall be entitled to reasonable attorney fees, including attorney lees incurred at the trial level, including action in bankruptcy court, on appeal or review, or incurred without action. suits, or proceedings, together with all costs and expenses incurred in pursuit thereof,
25. ENTIRE AGREEMENT; NO ORAL MODIFICATIONS; NO WAIVER. This instrument constitutes the entire agreement between Lessor and Lessee. No provision of this Lease shall be modified or rescinded unless in writing signed by a representative of Lessor. Waiver by Lessor of any provision hereof in one Instance shall not constitute a waiver as to any other instance. 26. SEVERABILITY. This Lease is intended to constitute a valid and enforceable legal Instrument, and no provision of this Lease that may be deemed unenforceable shall in any way invalidate any other provision or provisions hereof, all of which shell remain in full force and effect.

           LESSOR:         NIA National Leasing Inc

           LESSEE:         Stratcomm Media USA Inc

LEASE NUMBER:

                     DATE OF LEASE: 4/29/98

                 EQUIPMENT:SEE EXHIBIT A ATTACHED HERETO AND MADE A PART HEREOF
                              ACKNOWLEDGMENT AND ACCEPTANCE
                                  OF EQUIPMENT BY LESSEE






           Lessee hereby acknowledges that the Equipment described above has been received in good condition and repair, has been properly installed, tested, and inspected, and is operating satisfactorily in all respects for all of intended uses and purposes. Lessee hereby accepts unconditionally and irrevocably the Equipment.

           By signature below Lessee specifically authorizes and requests Lessor to make payment to the supplier of the Equipment. Lessee agrees that said Equipment has not been delivered, installed, or accepted on a trial basis.

           WITH THE DELIVERY OF THIS DOCUMENT TO LESSOR, LESSEE ACKNOWLEDGES AND AGREES THAT LESSEE'S OBLIGATIONS TO LESSOR BECOME ABSOLUTE AND IRREVOCABLE AND LESSEE SHALL BE FOREVER ESTOPPED FROM DENYING THE TRUTHFULNESS OF THE REPRESENTATIONS MADE IN THIS DOCUMENT.

                                            LESSEE    Stratcomm Media USA Inc

DATE: ______________________________           BY: X Paul Serluco /s/___________
                                                     Paul Serluco, CFO

                                            I HEREBY AUTHORIZE

                                            -------------------------------
                                            TO ORALLY VERIFY MY/OUR ACCEPTANCE
                                            OF THE ABOVE REFERENCED EQUIPMENT IN
                                            MY ABSENCE



           IMPORTANT: THIS DOCUMENT HAS LEGAL AND FINANCIAL
           CONSEQUENCES TO YOU.  DO NOT SIGN THIS DOCUMENT
           UNTIL YOU HAVE ACTUALLY RECEIVED ALL OF THE
           EQUIPMENT AND ARE COMPLETELY SATISFIED WITH IT.
                                                       PURCHASE AGREEMENT



           The Lease Agreement ("Lease") dated  4/29/98_________________________
           between NIA National Leasing Inc "Lessor", and Stratcomm Media USA Inc ("Lessee"), is hereby supplemented and amended to include therein the following: Lessor agrees to sell and Lessee agrees to purchase, effective as of the expiration of the term of this Lease, all, but not less than all, of the equipment described in the Lease for a purchase price of

$                 1.00_______________  plus applicable sales and/or other taxes.

           The purchase price shall be paid in cash to the Lessor not less than 30 days prior to the expiration of the Lease.

           The Lessor will execute and deliver to the Lessee a Bill of Sale describing the Equipment purchased pursuant to this Purchase Agreement. The Bill of Sale shall be without recourse to the Lessor. The Equipment is sold "as is, where is and with all faults." Except as provided in the Lease, Lessor makes no representations or warranties, express or implied, with respect to the Equipment.

           Dated    4/29/98___________

           NIA National Leasing Inc

           By:_____________________
     Steven C Schachtel President



           Title:    President__________

           Stratcomm Media USA Inc

        By:__Paul Serluco /s/____
     Paul Serluco



           Title:     CFO___________

                                  EXHIBIT "A"


Quantity                   Description_________________________________________
15                          Blk Bases 30x60 Desk
2                          Green Side Chairs
1                          48X192 Oval Conf Table
18                         Leather Exec Chairs
1                          AV Cart
1                          Credenza Shell w/bullnose
2                          Laminate Storage cabinets
                             15     Green Swivel Chairs
                             15-14  53x62 Panels Galaxt Bermuda
                             18-19  53x31 Panels Galaxy Bermuda
                             6      2 way connectors
                             12     3 way connectors
                             18     End of Run
                             1      Reception Desk- left return
                             1      Hunter green Sec Chair
                             1      Black Leather Sofa
1                         Black Leather club chair
1                         End  table blk
1                         Sofa table 14Dx48Wx36H
1                         Mohag Bow Front desk
                              1 Leather Exec chairs

                             2      Fabric side chairs
                             1      Bow Front desk- Mohogany
                             1      Exec chair
                             1      72x21 credenza
                             1      Leather Sofa blk
                             1      Leather club chair blk
                             1      Round End Table
                             1      Desk 36x72
                             1      Right Return
                             1      Green Sec Chair




                    LESSEE:Stratcomm Media USA Inc

         BY: x   Paul Serluco /s/______________________________________________
         Paul Serluco, CFO
                    LESSOR:NIA National Leasing Inc

     BY:  ___________________________
         Steven C Schachtel , PRESIDENT

                                CORPORATE LEASING

                                   RESOLUTION

STATE OF FL

COUNTY OF

       I, __________________________________________________________,  do hereby certify that I am the duly elected and qualified secretary of Stratcomm Media USA Inc, a FL Corporation; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of said corporation at a meeting of said Board of Directors convened and held in accordance with the Bylaws of said Corporation on this day of 4/29/9 8 and that said resolutions are now in full force and effect:

           RESOLVED; That Paul Serluco______________________________ as
           CFO____________________________________   of this Corporation be, and
                he/she hereby is, authorized and directed to negotiate, execute and deliver on behalf of the Corporation a lease agreement with NIA National Leasing Inc whereby this Corporation will lease:

                    (SEE EXHIBIT A ATTACHED HERETO AND MADE A PART HEREOF)

                on  terms  and  conditions  which  will  be  determined  by said
          officers  to  be  advisable   and  in  the  best   interests  of  this
          corporation, and the execution of such lease agreement by said officers shall be conclusive evidence of their approval thereof.

Said above-mentioned parties are further authorized and empowered to deliver and pledge as collateral security for the payment of any such leases, such assets of the corporation as may be required and agreed upon between the above-referred to officers as NIA National Leasing Inc may require.

"BE IT FURTHER RESOLVED: That the secretary be and he/she hereby is authorized to furnish to NIA National Leasing Inc a certified copy of these resolutions."

IN WITNESS WHEREOF I have signed my name as Secretary of said Corporation and have caused the corporate seal of said Corporation to be hereunto affixed this day of 4/29/98.

         Dorothy Reisch /s/__________________________________________________
         Secretary

Corporate Seal